UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

American Patriot Brands, Inc.

(f/k/a “The Grilled Cheese Truck, Inc.”)

(Exact name of registrant as specified in its Charter)

Nevada	000-54070	27-3120288
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4600 Campus Drive, Suite 108, Newport Beach, CA 92660

(Address and telephone number of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 949-329-3728

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of RBSM LLP (“RBSM”)

On February 22, 2018, the Board of Directors of American Patriot Brands, Inc., formerly known as “The Grilled Cheese Truck, Inc.” (the “Company”), dismissed RBSM LLP (“RBSM”) as its independent registered public accounting firm.

The reports of RBSM on the Company’s financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 (the last two fiscal years for which the Company has produced audited financial statements) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The reports did include an explanatory paragraph about the uncertainty as to the Company’s ability to continue as a going concern. During the period commencing on January 1, 2014 and continuing to February 22, 2018 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided RBSM with a copy of this Report prior to its filing with U.S. Securities and Exchange Commission (the “SEC”) and requested RBSM to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. The Company had not received a copy of the letter as of the time that it filed this Form 8-K. A copy of such letter, when received, will be included as Exhibit 16.1 to an Amendment of this Form 8-K.

(b)	Engagement of Hall & Company, LLP (“H&C”)

On February 22, 2018 the Board of Directors appointed Hall & Company, LLP (“H&C”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as the Company’s independent registered public accounting firm. During the Company’s three most recent fiscal years and during the Company’s current fiscal year through the date of this Report, neither the Company nor anyone on the Company’s behalf consulted H&C regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided H&C a copy of the disclosures in this Report prior to filing and offered an opportunity to provide a letter addressed to the SEC if desired. If H&C provides such a letter, it will be filed subsequently as an exhibit to this Report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Exhibit Title

16. 1	Letter from RBSM LLP – to be filed by amendment after receipt

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PATRIOT BRANDS, INC.,
f/k/a “The Grilled Cheese Truck, Inc.”
(Registrant)

Date: February 27, 2018	By:	/s/ Robert Y. Lee
	Name:	Robert Y. Lee
	Title:	CEO

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